UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22057

Cohen & Steers Global Income Builder, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2019. The total returns for Cohen & Steers Global Income Builder, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2019
Cohen & Steers Global Income Builder at Net Asset Value[a]	16.43%
Cohen & Steers Global Income Builder at Market Value[a]	25.22%
MSCI World Index—net[b]	16.98%
Blended Benchmark—55% CBOE S&P 500 BuyWrite Index/15% S&P 500 Index/15% ICE BofAML Fixed Rate Preferred Securities Index/15% MSCI EAFE Index[b]	12.42%
S&P 500 Index[b]	18.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes. The CBOE S&P 500 BuyWrite Index tracks the performance of a hypothetical buy-write strategy on the S&P 500 Index. The ICE BofAML Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The MSCI EAFE Index is an equity index which captures large- and mid-capitalization companies in developed market countries excluding the U.S. and Canada. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $ 0.062 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

The Fund’s assets are allocated among five proprietary strategies: global large-cap stocks, global real estate securities, global infrastructure stocks, global preferred securities and closed-end funds. As of June 30, 2019, 68% of the Fund’s assets were invested in the global large-cap strategy.

Market Review

Financial markets had broad-based gains in the first half of 2019. Coming off a downturn in late 2018, positive first-quarter company earnings reports and mostly favorable economic data set equity markets up for early gains, and crude oil rallied on supply cuts from key producer Saudi Arabia. But risk assets abruptly reversed course in April and May as global trade and political tensions escalated and signs mounted of a synchronized global economic slowdown. These developments took many investors by surprise, and they responded by shedding stocks and commodities and buying U.S. government debt instead. Gold prices also moved higher, ending the period near a six-year high, as investors shifted funds into safe-haven assets to hedge against macroeconomic and geopolitical uncertainty.

By June, stocks and other cyclical assets were back in favor, aided by indications that the Federal Reserve would begin to reduce interest rates to support the slowing U.S. economy. This culminated in the best June performance for U.S. stocks since 1955 and marked the 10th year of the equity bull market.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis. At 68% of the Fund’s assets, the large-cap value allocation was the main driver of relative performance. Within the strategy, stock selection in the information technology, consumer staples and financials sectors aided performance. Within information technology, the Fund’s overweights in Microsoft and VISA were leading contributors, as both stocks rose more than 30% in the

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

period. Stock selection in the industrials and communications sectors detracted from performance. Outside of large-cap value, the Fund’s overweight allocations to infrastructure and real estate stocks helped performance compared with the blended benchmark, as both asset classes outperformed.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund’s performance for the six-month period ended June 30, 2019.

Impact of Derivatives on Fund Performance

The Fund sold covered call options on an index with the intention of earning option premiums to generate income to pay dividends and to reduce the volatility of the Fund’s investments. In the six-month period ended June 30, 2019, the use of these instruments significantly detracted from the Fund’s performance.

Sincerely,

YIGAL D. JHIRAD Portfolio Manager	WILLIAM F. SCAPELL Portfolio Manager

DOUGLAS R. BOND Portfolio Manager	BEN MORTON Portfolio Manager

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

JON CHEIGH Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JASON A. YABLON Portfolio Manager	CHRISTOPHER RHINE Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy

(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2019, leverage represented 24% of the Fund’s managed assets.

Leverage Factsa,b

Leverage (as a % of managed assets)	24%
Current Rate on Debt	3.2%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2019. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

June 30, 2019

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

Microsoft Corp.	$9,299,503	3.2
Visa, Inc. Class A	9,070,417	3.1
Anthem, Inc.	7,284,122	2.5
Amazon.com, Inc.	5,964,935	2.1
CVS Health Corp.	5,079,994	1.8
Unilever NV	4,662,923	1.6
Cisco Systems, Inc., Series A	4,265,711	1.5
Nestle SA	4,197,168	1.4
GlaxoSmithKline PLC	4,159,635	1.4
Alphabet, Inc. Class A	3,950,055	1.4

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

		Shares	Value
COMMON STOCK	117.5%
AUSTRALIA	2.9%
AIRPORTS	0.2%
Sydney Airport		89,134	$503,115

ELECTRIC—REGULATED ELECTRIC	0.2%
Spark Infrastructure Group		326,258	556,590

MATERIALS	1.7%
BHP Group PLC (GBP)		46,308	1,184,998
Newcrest Mining Ltd.		110,002	2,467,399

			3,652,397

PIPELINES—C-CORP	0.2%
APA Group		57,839	438,544

REAL ESTATE	0.6%
DIVERSIFIED	0.5%
Charter Hall Group		55,029	418,396
Mirvac Group		263,203	578,367

			996,763

INDUSTRIALS	0.1%
Goodman Group		29,934	315,858

TOTAL REAL ESTATE			1,312,621

TOTAL AUSTRALIA			6,463,267

AUSTRIA	0.1%
REAL ESTATE—DIVERSIFIED
CA Immobilien Anlagen AG		4,145	152,239

BELGIUM	0.3%
ELECTRIC—REGULATED ELECTRIC	0.2%
Elia System Operator SA/NV		6,876	506,652

REAL ESTATE—RESIDENTIAL	0.1%
Aedifica SA		1,864	177,830

TOTAL BELGIUM			684,482

BRAZIL	0.0%
ELECTRIC—REGULATED ELECTRIC
Neoenergia Sa		18,025	73,462

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
CANADA	4.2%
ELECTRIC—INTEGRATED ELECTRIC	0.1%
Emera, Inc.		6,698	$273,689

ENERGY—OIL & GAS	0.9%
Suncor Energy, Inc.[a]		61,856	1,929,531

FINANCIAL—BANKS	0.9%
Bank of Nova Scotia/The		35,611	1,912,778

GAS DISTRIBUTION	0.1%
AltaGas Canada, Inc.		14,640	267,523

PIPELINES—C-CORP	1.8%
Enbridge, Inc.[a]		53,560	1,934,548
Keyera Corp.		14,007	360,457
TC Energy Corp.		33,527	1,662,077

			3,957,082

REAL ESTATE	0.4%
OFFICE	0.2%
Allied Properties REIT		14,183	513,038

RESIDENTIAL	0.2%
Boardwalk REIT		16,907	514,356

TOTAL REAL ESTATE			1,027,394

TOTAL CANADA			9,367,997

CHINA	1.6%
GAS DISTRIBUTION	0.5%
Enn Energy Holdings Ltd. (HKD)		65,721	639,400
Towngas China Co., Ltd. (HKD)		531,000	382,699

			1,022,099

INFORMATION TECHNOLOGY—INTERNET SOFTWARE & SERVICES	0.3%
Tencent Holdings Ltd. (HKD)		16,388	739,712

MARINE PORTS	0.2%
COSCO SHIPPING Ports Ltd. (HKD)		350,000	345,443

REAL ESTATE—DIVERSIFIED	0.1%
China Overseas Land & Investment Ltd. (HKD)		84,000	309,689

TELECOMMUNICATION SERVICES	0.4%
China Mobile Ltd. (HKD)		96,500	878,935

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
WATER	0.1%
Guangdong Investment Ltd. (HKD)		155,178	$307,110

TOTAL CHINA			3,602,988

DENMARK	0.9%
MATERIALS—BIOTECHNOLOGY
Novozymes A/S, Class B		44,721	2,085,434

FRANCE	6.8%
AIRPORTS	0.2%
Aeroports de Paris		2,979	525,728

CONSUMER STAPLES	1.4%
Danone SAa		35,234	2,984,812

ENERGY—OIL & GAS	1.0%
Total SA		40,237	2,254,504

FINANCIAL	1.8%
BANKS	0.7%
BNP Paribas SAa		31,383	1,490,410

DIVERSIFIED FINANCIAL SERVICES	1.1%
Wendel SA		18,439	2,513,942

TOTAL FINANCIAL			4,004,352

INDUSTRIALS—AEROSPACE & DEFENSE	0.9%
Thales SAa		16,763	2,071,000

RAILWAYS	0.3%
Getlink SE		38,234	612,575

REAL ESTATE	0.3%
DIVERSIFIED	0.1%
Covivio		2,426	253,929

RETAIL	0.2%
Klepierre SA		11,776	394,752

TOTAL REAL ESTATE			648,681

TOLL ROADS	0.9%
Vinci SA		18,154	1,859,101

TOTAL FRANCE			14,960,753

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
GERMANY	3.2%
FINANCIAL—INSURANCE	1.0%
Allianz SE		9,178	$2,212,497

HEALTH CARE—HEALTH CARE EQUIPMENT & SUPPLIES	1.6%
Siemens Healthineers AG, 144Ab		87,062	3,673,824

REAL ESTATE	0.6%
OFFICE	0.1%
Alstria Office REIT AG		10,591	171,492

RESIDENTIAL	0.5%
ADO Properties SA, 144Ab		1,954	80,833
Deutsche Wohnen SE		9,774	358,649
Instone Real Estate Group AG, 144Ab,c		5,711	128,321
LEG Immobilien AG		3,566	402,246
Vonovia SE		2,742	130,953

			1,101,002

TOTAL REAL ESTATE			1,272,494

TOTAL GERMANY			7,158,815

HONG KONG	1.4%
REAL ESTATE
DIVERSIFIED	0.9%
New World Development Co., Ltd.		377,017	589,775
Sun Hung Kai Properties Ltd.		55,000	932,896
Swire Properties Ltd.		98,200	396,611

			1,919,282

RESIDENTIAL	0.1%
Wharf Real Estate Investment Co., Ltd.		45,918	323,590

RETAIL	0.4%
Link REIT		63,297	777,873

TOTAL HONG KONG			3,020,745

ITALY	0.3%
COMMUNICATIONS—TOWERS
Infrastrutture Wireless Italiane S.p.A., 144Ab		61,664	605,120

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
JAPAN	8.6%
CONSUMER DISCRETIONARY—MEDIA	0.3%
CyberAgent, Inc.		19,600	$709,901

FINANCIAL	2.3%
DIVERSIFIED FINANCIAL SERVICES	1.1%
ORIX Corp.[a]		160,500	2,393,767

INSURANCE	1.2%
Sompo Holdings, Inc.[a]		67,150	2,591,580

TOTAL FINANCIAL			4,985,347

GAS DISTRIBUTION	0.2%
Tokyo Gas Co., Ltd.		22,000	517,785

INDUSTRIALS	1.3%
COMMERCIAL SERVICES & SUPPLIES	0.6%
Secom Co., Ltd.		15,500	1,333,275

ELECTRICAL EQUIPMENT	0.7%
Fanuc Corp.[a]		8,400	1,552,771

TOTAL INDUSTRIALS			2,886,046

RAILWAYS	0.4%
Central Japan Railway Co.		1,800	360,284
West Japan Railway Co.		7,000	565,895

			926,179

REAL ESTATE	1.6%
DIVERSIFIED	1.2%
Activia Properties, Inc.		63	274,053
Invincible Investment Corp.		634	328,129
Mitsubishi Estate Co., Ltd.		28,099	522,548
NIPPON REIT Investment Corp.		39	151,565
Nomura Real Estate Master Fund, Inc.		159	244,366
Orix JREIT, Inc.		196	357,405
Sumitomo Realty & Development Co., Ltd.		10,400	371,184
Tokyo Tatemono Co., Ltd.		15,625	173,474
Tokyu Fudosan Holdings Corp.		40,640	224,280

			2,647,004

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
INDUSTRIALS	0.1%
Nippon Prologis REIT, Inc.		91	$210,081

OFFICE	0.2%
Daiwa Office Investment Corp.		21	150,563
Nippon Building Fund, Inc.		44	301,183

			451,746

RESIDENTIAL	0.1%
Daiwa House REIT Investment Corp.		63	151,985

TOTAL REAL ESTATE			3,460,816

TECHNOLOGY—ELECTRONIC EQUIPMENT & INSTRUMENTS	1.6%
Kyocera Corp.[a]		39,200	2,557,826
Sony Corp.		21,000	1,100,107

			3,657,933

TELECOMMUNICATION SERVICES	0.9%
KDDI Corp.[a]		75,100	1,911,022

TOTAL JAPAN			19,055,029

LUXEMBOURG	0.1%
COMMUNICATIONS—SATELLITES
SES SA		11,983	187,356

MEXICO	0.3%
AIRPORTS	0.2%
Grupo Aeroportuario del Pacifico SAB de CV, Class B		35,451	369,180

ELECTRIC—REGULATED ELECTRIC	0.1%
Infraestructura Energetica Nova SAB de CV		65,995	259,699

TOTAL MEXICO			628,879

NETHERLANDS	0.9%
FINANCIAL—BANKS	0.7%
ABN AMRO Group NV, 144Ab		76,044	1,626,926

REAL ESTATE—DATA CENTERS	0.2%
InterXion Holding NV (USD)[c,d]		4,062	309,078

TOTAL NETHERLANDS			1,936,004

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
NORWAY	0.1%
REAL ESTATE—OFFICE
Entra ASA, 144Ab		19,527	$299,871

SINGAPORE	0.3%
REAL ESTATE
DIVERSIFIED	0.2%
Capitaland Ltd.		62,500	163,064
City Developments Ltd.		32,100	224,676

			387,740

HEALTH CARE	0.1%
Parkway Life Real Estate Investment Trust		82,700	185,204

TOTAL SINGAPORE			572,944

SPAIN	0.5%
ELECTRIC—INTEGRATED ELECTRIC	0.3%
Iberdrola SA		73,536	732,994

REAL ESTATE	0.2%
DIVERSIFIED	0.1%
Merlin Properties Socimi SA		11,108	154,097

OFFICE	0.1%
Inmobiliaria Colonial Socimi SA		21,859	243,463

TOTAL REAL ESTATE			397,560

TOTAL SPAIN			1,130,554

SWEDEN	2.1%
COMMUNICATIONS—TELECOMMUNICATIONS	0.4%
Telia Co. AB		179,800	798,496

INDUSTRIALS—AEROSPACE & DEFENSE	1.5%
Saab AB, Class Ba		99,496	3,237,907

REAL ESTATE	0.2%
DIVERSIFIED	0.1%
Castellum AB		10,277	196,495
Fastighets AB Balder, Class Bc		3,521	117,921

			314,416

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
RETAIL	0.1%
Catena AB		6,545	$205,805

TOTAL REAL ESTATE			520,221

TOTAL SWEDEN			4,556,624

SWITZERLAND	3.7%
CONSUMER—NON-CYCLICAL—FOOD	1.9%
Nestle SAa		40,543	4,197,168

HEALTH CARE—PHARMACEUTICALS	1.8%
Roche Holding AGa		13,690	3,851,627

TOTAL SWITZERLAND			8,048,795

UNITED KINGDOM	10.4%
CONSUMER STAPLES	3.7%
BEVERAGE	1.6%
Diageo PLC[a]		80,372	3,453,993

PERSONAL PRODUCTS	2.1%
Unilever NV (EUR)		76,563	4,662,923

TOTAL CONSUMER STAPLES			8,116,916

CONSUMER, CYCLICAL—HOTELS, RESTAURANTS & LEISURE	1.3%
Compass Group PLC[a]		118,720	2,844,999

ELECTRIC—REGULATED ELECTRIC	0.2%
National Grid PLC		49,999	530,701

FINANCIAL	2.0%
DIVERSIFIED FINANCIAL SERVICES	1.1%
London Stock Exchange Group PLC		36,249	2,525,447

INSURANCE	0.9%
Beazley PLC[a]		276,507	1,936,591

TOTAL FINANCIAL			4,462,038

HEALTH CARE—PHARMACEUTICALS	1.9%
GlaxoSmithKline PLC		207,753	4,159,635

MATERIALS—CONTAINERS & PACKAGING	0.4%
DS Smith PLC[a]		212,675	979,064

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
REAL ESTATE	0.6%
DIVERSIFIED	0.1%
British Land Co., PLC		29,260	$200,062
LondonMetric Property PLC		52,313	140,178

			340,240

HEALTH CARE	0.1%
Assura PLC		235,968	191,188

INDUSTRIALS	0.2%
Segro PLC		37,270	345,611

RESIDENTIAL	0.1%
UNITE Group PLC		11,917	147,481

SELF STORAGE	0.1%
Big Yellow Group PLC		10,808	135,815
Safestore Holdings PLC		19,563	152,418

			288,233

TOTAL REAL ESTATE			1,312,753

WATER	0.3%
United Utilities Group PLC		62,927	625,568

TOTAL UNITED KINGDOM			23,031,674

UNITED STATES	68.8%
COMMUNICATIONS	3.9%
TELECOMMUNICATION	1.3%
Motorola Solutions, Inc.[a,d]		17,177	2,863,921

TOWERS	2.6%
American Tower Corp.[d]		13,721	2,805,258
Crown Castle International Corp.[d]		11,303	1,473,346
SBA Communications Corp.[c,d]		6,077	1,366,353

			5,644,957

TOTAL COMMUNICATIONS			8,508,878

CONSUMER DISCRETIONARY—INTERNET & CATALOG RETAIL	2.7%
Amazon.com, Inc.[a,c]		3,150	5,964,935

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
CONSUMER—CYCLICAL	1.7%
HOTELS, RESTAURANTS & LEISURE	0.1%
Boyd Gaming Corp.[d]		8,097	$218,133

SPECIALTY RETAIL	1.6%
Dollar Tree, Inc.[a,c]		33,305	3,576,624

TOTAL CONSUMER—CYCLICAL			3,794,757

CONSUMER—NON-CYCLICAL	5.4%
AGRICULTURE	1.8%
Philip Morris International, Inc.[a,d]		49,559	3,891,868

FOOD PRODUCTS	1.3%
Tyson Foods, Inc., Class Ad		35,652	2,878,543

RETAIL	2.3%
CVS Health Corp.[a,d]		93,228	5,079,994

TOTAL CONSUMER—NON-CYCLICAL			11,850,405

ELECTRIC	1.7%
INTEGRATED ELECTRIC	0.6%
Evergy, Inc.[a]		8,495	510,974
FirstEnergy Corp.[a,d]		13,383	572,926
NextEra Energy, Inc.[d]		1,196	245,013

			1,328,913

REGULATED ELECTRIC	1.1%
Alliant Energy Corp.[a]		10,300	505,524
CenterPoint Energy, Inc.[d]		30,442	871,555
Edison International[d]		9,981	672,819
WEC Energy Group, Inc.[a,d]		2,656	221,431
Xcel Energy, Inc.[d]		4,329	257,532

			2,528,861

TOTAL ELECTRIC			3,857,774

ENERGY—OIL & GAS	2.2%
Diamondback Energy, Inc.[a,d]		14,254	1,553,259
EOG Resources, Inc.[d]		10,946	1,019,729
Marathon Petroleum Corp.[a]		39,641	2,215,139

			4,788,127

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
FINANCIAL	7.2%
BANKS	1.9%
Bank of America Corp.[a]		75,975	$2,203,275
Comerica, Inc.[a]		13,739	998,001
Fifth Third Bancorp.[a]		36,221	1,010,566

			4,211,842

CREDIT CARD	0.9%
American Express Co.[a]		16,757	2,068,484

DIVERSIFIED FINANCIAL SERVICES	1.9%
JPMorgan Chase & Co.[a]		18,891	2,112,014
Morgan Stanley[a]		44,657	1,956,423

			4,068,437

INSURANCE	2.5%
Chubb Ltd.[a,d]		21,130	3,112,237
Willis Towers Watson PLC[a,d]		12,283	2,352,686

			5,464,923

TOTAL FINANCIAL			15,813,686

GAS DISTRIBUTION	0.2%
Atmos Energy Corp.[d]		5,206	549,545

HEALTH CARE	9.9%
HEALTH CARE EQUIPMENT & SUPPLIES	1.6%
Abbott Laboratories[a]		19,889	1,672,665
DexCom, Inc.[c,d]		6,104	914,623
Teleflex, Inc.[d]		2,910	963,647

			3,550,935

HEALTH CARE PRODUCTS	3.3%
Danaher Corp.[a]		12,489	1,784,928
Johnson & Johnson[a,d]		22,407	3,120,847
Thermo Fisher Scientific, Inc.[d]		8,124	2,385,856

			7,291,631

HEALTH CARE PROVIDERS & SERVICES	5.0%
Anthem, Inc.[a,d]		25,811	7,284,122

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
Laboratory Corp. of America Holdings[a,c,d]		21,740	$3,758,846

			11,042,968

TOTAL HEALTH CARE			21,885,534

INDUSTRIALS	3.1%
AEROSPACE & DEFENSE	1.4%
Northrop Grumman Corp.[a,d]		9,229	2,981,982

			2,981,982

AIR FREIGHT & COURIERS	1.7%
United Parcel Service, Inc. Class Ba		36,771	3,797,341

TOTAL INDUSTRIALS			6,779,323

INFORMATION TECHNOLOGY	1.9%
INTERNET SOFTWARE & SERVICES	0.6%
Palo Alto Networks, Inc.[a,c]		6,275	1,278,594

IT CONSULTING & SERVICES	1.3%
Accenture PLC, Class Aa		11,774	2,175,482
MongoDB, Inc.[c,d]		5,455	829,651

			3,005,133

TOTAL INFORMATION TECHNOLOGY			4,283,727

MATERIALS—CHEMICALS	0.5%
Celanese Corp., Series Aa		10,004	1,078,431

PIPELINES	2.7%
PIPELINES—C-CORP	2.2%
Antero Midstream Corp.		14,992	171,808
Cheniere Energy, Inc.[a,c,d]		20,580	1,408,701
Kinder Morgan, Inc.[a]		35,451	740,217
Plains GP Holdings LP, Class Aa,d		35,322	881,990
Targa Resources Corp.[a,d]		15,100	592,826
Williams Cos., Inc.[a,d]		34,801	975,820

			4,771,362

PIPELINES—MLP	0.5%
Energy Transfer LPd		31,834	448,223
Enterprise Products Partners LPd		24,100	695,767

			1,143,990

TOTAL PIPELINES			5,915,352

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
REAL ESTATE	6.9%
DATA CENTERS	0.4%
CyrusOne, Inc.[d]		6,637	$383,088
Equinix, Inc.[d]		874	440,749

			823,837

HEALTH CARE	0.8%
Sabra Health Care REIT, Inc.[d]		15,709	309,310
Welltower, Inc.[d]		17,933	1,462,078

			1,771,388

HOTEL	0.3%
Park Hotels & Resorts, Inc.[d]		16,915	466,178
Pebblebrook Hotel Trust[d]		10,851	305,781

			771,959

INDUSTRIALS	0.8%
Americold Realty Trust[d]		14,125	457,933
Prologis, Inc.[d]		15,304	1,225,850

			1,683,783

NET LEASE	0.6%
Agree Realty Corp.[d]		4,235	271,252
VEREIT, Inc.[d]		84,799	764,039
VICI Properties, Inc.[d]		15,758	347,306

			1,382,597

OFFICE	0.5%
Columbia Property Trust, Inc.		10,675	221,399
Empire State Realty Trust, Inc., Class A		17,705	262,211
Kilroy Realty Corp.[d]		8,900	656,909

			1,140,519

RESIDENTIAL	1.9%
APARTMENT	1.1%
Essex Property Trust, Inc.[d]		2,845	830,541
UDR, Inc.[d]		35,744	1,604,548

			2,435,089

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
MANUFACTURED HOME	0.4%
Equity LifeStyle Properties, Inc.[d]		3,263	$395,933
Sun Communities, Inc.[d]		4,975	637,745

			1,033,678

SINGLE FAMILY	0.4%
Invitation Homes, Inc.[d]		30,832	824,139

TOTAL RESIDENTIAL			4,292,906

SELF STORAGE	0.9%
Extra Space Storage, Inc.[d]		8,396	890,816
Public Storage[d]		4,690	1,117,017

			2,007,833

SHOPPING CENTERS	0.7%
COMMUNITY CENTER	0.2%
Regency Centers Corp.[d]		5,308	354,256
SITE Centers Corp.[d]		10,100	133,724

			487,980

FREE STANDING	0.3%
Realty Income Corp.[d]		9,489	654,456

REGIONAL MALL	0.2%
Macerich Co. (The)		4,062	136,037
Taubman Centers, Inc.[d]		3,882	158,502

			294,539

TOTAL SHOPPING CENTERS			1,436,975

TOTAL REAL ESTATE			15,311,797

TECHNOLOGY	16.6%
COMPUTERS	1.7%
Apple, Inc.[a]		19,420	3,843,606

INTERNET SERVICE PROVIDER	1.8%
Alphabet, Inc. Class Aa,c		3,648	3,950,055

SEMICONDUCTORS	0.7%
Broadcom, Inc.[d]		5,314	1,529,688

SERVICES	4.1%
Visa, Inc. Class Aa,d		52,264	9,070,417

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
SOFTWARE	5.3%
Microsoft Corp.[a,d]		69,420	$9,299,503
Zebra Technologies Corp., Class Ac,d		11,485	2,405,993

			11,705,496

TELECOMMUNICATION EQUIPMENT	3.0%
Cisco Systems, Inc., Series Aa,d		77,941	4,265,711
QUALCOMM, Inc.[a,d]		30,612	2,328,655

			6,594,366

TOTAL TECHNOLOGY			36,693,628

TELECOMMUNICATION—COMMUNICATIONS	1.7%
AT&T, Inc.[a,d]		112,149	3,758,113

WATER	0.5%
American Water Works Co., Inc.[a,d]		10,298	1,194,568

TOTAL UNITED STATES			152,028,580

TOTAL COMMON STOCK (Identified cost—$225,112,036)			259,651,612

CLOSED-END FUNDS	1.2%
UNITED KINGDOM	0.0%
EMERGING MARKETS EQUITY
Templeton Emerging Markets Investment Trust PLC		10,784	107,918

UNITED STATES	1.2%
COVERED CALL	0.0%
Columbia Seligman Premium Technology Growth Fund, Inc.[d]		2,848	58,299

EMERGING MARKETS EQUITY	0.0%
Templeton Emerging Markets Fund[d]		5,585	84,333

EQUITY TAX—ADVANTAGED	0.2%
Eaton Vance Tax-Advantaged Dividend Income Fund[a,d]		5,714	135,993
Eaton Vance Tax-Advantaged Global Dividend Income Fund		3,600	57,780
Gabelli Dividend & Income Trust[d]		5,266	114,114
John Hancock Tax-Advantaged Dividend Income Fund[d]		5,275	133,985

			441,872

FINANCIAL	0.0%
John Hancock Financial Opportunities Fund[d]		2,025	65,205

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
MASTER LIMITED PARTNERSHIPS	0.2%
First Trust Energy Income and Growth Fund[a]		8,038	$179,408
First Trust New Opportunities MLP & Energy Fund[d]		8,143	76,951
Kayne Anderson MLP Investment Company[a]		6,305	96,530
Neuberger Berman MLP Income Fund, Inc.[d]		7,672	57,617
Tortoise MLP Fund, Inc.[d]		4,865	65,629

			476,135

MULTI-SECTOR	0.3%
PIMCO Dynamic Credit Income Fund[d]		7,271	173,704
PIMCO Dynamic Income Fund[a,d]		4,676	150,333
PIMCO Income Opportunity Fund[a,d]		4,714	127,797
PIMCO Income Strategy Fund IIa,d		11,405	120,551

			572,385

MUNICIPAL	0.1%
Nuveen Municipal Credit Income Fund[d]		6,819	107,399
Nuveen Municipal Value Fund, Inc.[d]		5,471	55,695

			163,094

PREFERRED	0.1%
Nuveen Preferred Income Opportunities Fund[d]		8,848	87,684

REAL ESTATE	0.1%
Neuberger Berman Real Estate Securities Income Fund, Inc.[d]		15,476	79,469
Nuveen Real Estate Income Fund[d]		7,300	76,650

			156,119

SENIOR LOAN	0.0%
Nuveen Credit Strategies Income Fund[d]		7,000	55,440

U.S. GENERAL EQUITY	0.1%
Gabelli Equity Trust, Inc.[d]		13,864	85,679

U.S. HYBRID (GROWTH & INCOME)	0.0%
Guggenheim Strategic Opportunities Fund[d]		3,975	81,408

UTILITY	0.1%
Reaves Utility Income Fund[a,d]		6,400	229,120

TOTAL UNITED STATES			2,556,773

TOTAL CLOSED-END FUNDS (Identified cost—$2,603,269)			2,664,691

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
EXCHANGE-TRADED FUNDS—UNITED STATES	0.2%
CONSUMER DISCRETIONARY	0.0%
Consumer Discretionary Select Sector SPDR ETF[d]		761	$90,711

FINANCIAL	0.1%
Financial Select Sector SPDR Fund[d]		4,262	117,632

U.S. EQUITY	0.1%
SPDR S&P 500 ETF Trust[d]		500	146,500
Vanguard S&P 500 ETF Trust[d]		400	107,660

			254,160

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$417,601)			462,503

PREFERRED SECURITIES—$25 PAR VALUE	4.0%
BERMUDA	0.1%
INSURANCE
PROPERTY CASUALTY	0.1%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (USD)[e,f]		7,050	181,326

REINSURANCE	0.0%
RenaissanceRe Holdings Ltd., 5.750%, Series F (USD)[f]		7,000	181,160

TOTAL BERMUDA			362,486

CANADA	0.4%
PIPELINES	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (USD)[e]		20,000	522,000

UTILITIES	0.1%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (USD)[e]		11,500	296,470

TOTAL CANADA			818,470

UNITED STATES	3.5%
BANKS	0.9%
Bank of America Corp., 5.375%, Series KKf		2,755	68,737
Citigroup, Inc., 6.875% to 11/15/23, Series Ke,f		30,000	822,300
JPMorgan Chase & Co., 5.75%, Series DDf		30,000	807,600
Regions Financial Corp., 5.70% to 5/15/29, Series Ce,f		11,400	294,690

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
Synovus Financial Corp., 5.875% to 7/1/24, Series Ee,f		2,000	$51,800

			2,045,127

ELECTRIC	0.8%
INTEGRATED ELECTRIC	0.3%
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[a,e]		25,750	682,375

REGULATED ELECTRIC	0.5%
CMS Energy Corp., 5.875%, due 3/1/79[a]		19,875	527,284
Duke Energy Corp., 5.75%, Series Af		19,625	518,492

			1,045,776

TOTAL ELECTRIC			1,728,151

FINANCIAL	0.5%
Apollo Global Management LLC, 6.375%, Series Af		11,454	293,337
Morgan Stanley, 6.875% to 1/15/24, Series Fa,e,f		17,882	490,682
Morgan Stanley, 5.85% to 4/15/27, Series Ka,e,f		11,000	289,520

			1,073,539

INSURANCE	0.8%
LIFE/HEALTH INSURANCE	0.5%
Athene Holding Ltd., 6.350% to 6/30/29, Series Ae,f		11,650	307,560
Unum Group, 6.25%, due 6/15/58		22,000	578,600
Voya Financial, Inc., 5.350% to 9/15/29, Series Be,f		9,200	232,576

			1,118,736

MULTI-LINE	0.2%
American International Group, Inc., 5.850%, Series Af		11,342	297,728

REINSURANCE	0.1%
Arch Capital Group Ltd., 5.25%, Series Ef		10,833	259,450

TOTAL INSURANCE			1,675,914

PIPELINES	0.3%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series De,f		20,000	488,400
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ee,f		12,000	299,160

			787,560

UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series Be,f		11,538	302,873

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
Spire, Inc., 5.900%, Series Af		2,500	$65,550

TOTAL UTILITIES			368,423

TOTAL UNITED STATES			7,678,714

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$8,612,629)			8,859,670

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	7.6%
AUSTRALIA	0.6%
INSURANCE
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)[e,g]		$1,155,000	1,257,818

CANADA	0.2%
PIPELINES
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (USD)[e]		200,000	201,304
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (USD)[e]		221,000	219,007

TOTAL CANADA			420,311

FRANCE	1.1%
BANKS
BNP Paribas SA, 7.00% to 8/16/28, 144A (USD)[b,e,f,h]		200,000	213,680
BNP Paribas SA, 7.375% to 8/19/25, 144A (USD)[b,e,f,h]		600,000	667,263
Credit Agricole SA, 7.875% to 1/23/24, 144A (USD)[b,e,f,h]		400,000	441,468
Credit Agricole SA, 8.125% to 12/23/25, 144A (USD)[b,e,f,h]		600,000	695,695
Societe Generale SA, 8.00% to 9/29/25, 144A (USD)[b,e,f,h]		400,000	441,342

TOTAL FRANCE			2,459,448

JAPAN	0.1%
INSURANCE—PROPERTY CASUALTY
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (USD)[b,e,f]		200,000	215,430

SPAIN	0.1%
BANKS
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (USD)[e,f,h]		200,000	188,430

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
SWEDEN	0.2%
BANKS
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (USD)[e,f,g,h]		$400,000	$424,110

SWITZERLAND	0.9%
BANKS
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (USD)[b,e,f,h]		400,000	441,099
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (USD)[b,e,f,h]		400,000	429,714
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (USD)[e,f,g,h]		600,000	643,200
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (USD)[b,e,f,h]		400,000	424,786

TOTAL SWITZERLAND			1,938,799

UNITED KINGDOM	0.5%
BANKS	0.5%
Barclays PLC, 7.875% to 3/15/22 (USD)[e,f,g,h]		200,000	209,750
HSBC Holdings PLC, 6.50% to 3/23/28 (USD)[e,f,h]		400,000	419,672
Lloyds Banking Group PLC, 7.50% to 9/27/25 (USD)[e,f,h]		200,000	210,421
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (USD)[e,f,h]		200,000	216,750

			1,056,593

INTEGRATED TELECOMMUNICATIONS SERVICES	0.0%
Vodafone Group PLC, 7.00% to 4/4/29, due 4/4/79 (USD)[e]		100,000	108,010

			1,164,603

UNITED STATES	3.9%
BANKS	2.5%
Bank of America Corp., 5.875% to 3/15/28, Series FFe,f		677,000	707,262
Bank of America Corp., 6.25% to 9/5/24, Series Xe,f		700,000	763,129
Bank of America Corp., 6.50% to 10/23/24, Series Ze,f		637,000	706,487
Citigroup, Inc., 6.25% to 8/15/26, Series Te,f		1,200,000	1,318,974
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qe,f		50,000	51,250
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xe,f		500,000	539,018
SunTrust Banks, Inc., 5.125% to 12/15/27, Series He,f		500,000	491,100

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
Wells Fargo & Co., 6.18% (3 Month US LIBOR + 3.77%), Series K (FRN)[f,i]		$500,000	$503,325
Wells Fargo & Co., 5.875% to 6/15/25, Series Ue,f		500,000	543,948

			5,624,493

ELECTRIC—REGULATED ELECTRIC	0.1%
CenterPoint Energy, Inc., 6.125% to 9/01/23, Series Ae,f		110,000	114,046

INSURANCE	1.3%
LIFE/HEALTH INSURANCE	0.8%
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[e]		500,000	529,663
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[e]		500,000	519,240
Voya Financial, Inc., 6.125% to 9/15/23, Series Ae,f		560,000	591,200

			1,640,103

PROPERTY CASUALTY	0.5%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[e]		1,100,000	1,174,547

TOTAL INSURANCE			2,814,650

UTILITIES—ELECTRIC UTILITIES	0.0%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[e]		80,000	82,528

TOTAL UNITED STATES			8,635,717

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$15,961,702)			16,704,666

		Shares
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.17%[j]		1,480,604	1,480,604

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,480,604)			1,480,604

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$254,187,841)	131.2%		289,823,746
WRITTEN OPTION CONTRACTS	(0.7)		(1,552,280)
LIABILITIES IN EXCESS OF OTHER ASSETS	(30.5)		(67,407,353)

NET ASSETS (Equivalent to $9.54 per share based on 23,142,068 shares of common stock outstanding)	100.0%		$220,864,113

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Call—S&P 500 Index	$2,955.00	7/19/2019	(443)	$(130,319,968)	$(1,796,911)	$(1,311,280)
Call—S&P 500 Index	2,965.00	7/19/2019	(100)	(29,417,600)	(345,446)	(241,000)
			(543)	$(159,737,568)	$(2,142,357)	$(1,552,280)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
HKD	Hong Kong Dollar
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $137,348,927 in aggregate has been pledged as collateral.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $10,385,372 which represents 4.7% of the net assets of the Fund, of which 0.0% are illiquid.

[c]	Non-income producing security.
[d]	All or a portion of the security is pledged in connection with written option contracts. $31,554,920 in aggregate has been pledged as collateral.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,534,878 which represents 1.1% of the net assets of the Fund, of which 0.0% are illiquid.

[h]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,067,380 which represents 2.7% of the net assets of the Fund (2.1% of the managed assets of the Fund).

[i]	Variable rate. Rate shown is in effect at June 30, 2019.
[j]	Rate quoted represents the annualized seven-day yield.
[k]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Sector Summary	% of Managed Assets
Technology	14.0
Financial	11.6
Health Care	11.6
Real Estate	10.4
Consumer—Non-Cyclical	5.6
Industrials	5.2
Banks	4.8
Pipelines	4.2
Consumer Staples	3.8
Communications	3.5
Energy	3.1
Electric	3.0
Materials	2.7
Consumer Discretionary	2.3
Consumer—Cyclical	2.3
Telecommunication	2.3
Insurance	2.2
Information Technology	1.7
Closed-End Funds	0.9
Finance	0.9
Gas Distribution	0.8
Other	0.8
Water	0.7
Toll Roads	0.6
Railways	0.5
Airports	0.5

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$254,187,841)	$289,823,746
Foreign currency, at value (Identified cost—$490,750)	493,305
Receivable for:
Investment securities sold	1,014,133
Dividends and interest	989,280
Other assets	16,206

Total Assets	292,336,670

LIABILITIES:
Written option contracts, at value (Premiums received—$2,142,357)	1,552,280
Payable for:
Revolving credit agreement	68,300,000
Investment securities purchased	1,037,047
Investment management fees	235,788
Interest expense	181,830
Dividends and distributions declared	68,499
Administration fees	18,863
Other liabilities	78,250

Total Liabilities	71,472,557

NET ASSETS	$220,864,113

NET ASSETS consist of:
Paid-in capital	$205,812,182
Total distributable earnings/(accumulated loss)	15,051,931

$220,864,113

NET ASSET VALUE PER SHARE:
($220,864,113 ÷ 23,142,068 shares outstanding)	$9.54

MARKET PRICE PER SHARE	$8.93

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(6.39)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividend income (net of $229,362 of foreign withholding tax)	$3,708,801
Interest income	436,551

Total Investment Income	4,145,352

Expenses:
Investment management fees	1,402,767
Interest expense	1,106,213
Administration fees	140,669
Professional fees	51,150
Custodian fees and expenses	35,506
Shareholder reporting expenses	30,793
Transfer agent fees and expenses	10,493
Directors’ fees and expenses	6,160
Line of credit fees	1,281
Miscellaneous	29,291

Total Expenses	2,814,323

Net Investment Income (Loss)	1,331,029

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	3,572,051
Written option contracts	(12,806,688)
Foreign currency transactions	3,264

Net realized gain (loss)	(9,231,373)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	37,636,066
Written option contracts	1,551,688
Foreign currency translations	3,539

Net change in unrealized appreciation (depreciation)	39,191,293

Net Realized and Unrealized Gain (Loss)	29,959,920

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,290,949

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,331,029	$1,766,225
Net realized gain (loss)	(9,231,373)	18,305,851
Net change in unrealized appreciation (depreciation)	39,191,293	(51,510,669)

Net increase (decrease) in net assets resulting from operations	31,290,949	(31,438,593)

Distributions to Shareholders	(8,608,849)	(19,161,632)

Total increase (decrease) in net assets	22,682,100	(50,600,225)
Net Assets:
Beginning of period	198,182,013	248,782,238

End of period	$220,864,113	$198,182,013

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2019 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$31,290,949
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(145,592,066)
Proceeds from sales and maturities of long-term investments	159,468,358
Net purchases, sales and maturities of short-term investments	7,653,047
Net amortization of premium on investments in securities	41,681
Net increase in dividends and interest receivable and other assets	(227,484)
Net decrease in interest expense payable, accrued expenses and other liabilities	(51,122)
Decrease in premiums received from written option contracts	(750,532)
Net change in unrealized appreciation on written option contracts	(1,551,688)
Net change in unrealized appreciation on investments in securities	(37,636,066)
Net realized gain on investments in securities	(3,572,051)

Cash provided by operating activities	9,073,026

Cash Flows from Financing Activities:
Dividends and distributions paid	(8,619,530)

Increase (decrease) in cash	453,496
Cash at beginning of period (including foreign currency)	39,809

Cash at end of period (including foreign currency)	$493,305

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2019, interest paid was $1,106,630.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Per Share Operating Performance:		2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.56	$10.75	$9.79	$10.32	$11.67	$12.31

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.08	0.12	0.18	0.17	0.22
Net realized and unrealized gain (loss)	1.29	(1.44)	1.67	0.21	(0.40)	0.26

Total from investment operations	1.35	(1.36)	1.79	0.39	(0.23)	0.48

Less dividends and distributions to shareholders from:

Net investment income	(0.37)	(0.20)	(0.83)	(0.21)	(0.97)	(0.94)
Net realized gain	—	(0.63)	—	—	—	—
Tax return of capital	—	—	—	(0.71)	(0.15)	(0.18)

Total dividends and distributions to shareholders	(0.37)	(0.83)	(0.83)	(0.92)	(1.12)	(1.12)

Anti-dilutive effect from the issuance of reinvested shares	—	—	—	—	0.00 [b]	0.00 [b]

Net increase (decrease) in net asset value	0.98	(2.19)	0.96	(0.53)	(1.35)	(0.64)

Net asset value, end of period	$9.54	$8.56	$10.75	$9.79	$10.32	$11.67

Market value, end of period	$8.93	$7.45	$9.88	$8.53	$9.46	$11.74

Total net asset value return[c]	16.43%[d]	–12.82%	19.70%	5.26%	–1.70%	3.81%

Total market value return[c]	25.22%[d]	–17.44%	26.26%	0.05%	–10.43%	13.36%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Ratios/Supplemental Data:		2018	2017	2016	2015	2014
Net assets, end of period (in millions)	$220.9	$198.2	$248.8	$226.6	$238.8	$269.6

Ratios to average daily net assets:

Expenses[e]	2.64%[f]	2.37%	2.09%	1.98%	1.79%	1.72%

Expenses (excluding interest expense)[e]	1.61%[f]	1.58%	1.56%	1.60%	1.54%	1.50%

Net investment income (loss)[e]	1.25%[f]	0.76%	1.19%	1.82%	1.48%	1.75%

Ratio of expenses to average daily managed assets[e,g]	2.01%[f]	1.83%	1.62%	1.51%	1.42%	1.38%

Portfolio turnover rate	52%[d]	102%	69%	78%	77%	77%

Revolving Credit Agreement

Asset coverage ratio for revolving credit agreement	423%	390%	464%	432%	442%	486%

Asset coverage per $1,000 for revolving credit agreement	$4,234	$3,902	$4,642	$4,318	$4,421	$4,862

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[d]	Not annualized.
[e]	Does not include expenses incurred by the underlying funds in which the Fund invests.
[f]	Annualized.
[g]	Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified closed-end management investment company. The Fund’s investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Brazil	$73,462	$—	$73,462	$—
Other Countries	259,578,150	259,578,150	—	—
Closed End Funds	2,664,691	2,664,691	—	—
Exchange -Traded Funds	462,503	462,503	—	—
Preferred Securities— $25 Par Value:			—	—
United States	7,678,714	6,944,539	734,175	—
Other Countries	1,180,956	1,180,956	—	—
Preferred Securities— Capital Securities	16,704,666	—	16,704,666	—
Short-Term Investments	1,480,604	—	1,480,604	—

Total Investments in Securities[a]	$289,823,746	$270,830,839	$18,992,907	$—

Written Option Contracts	$(1,552,280)	$(1,552,280)	$—	$—

Total Derivative Liabilities[a]	$(1,552,280)	$(1,552,280)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from U.S. REITs, Exchange-Traded Funds (ETFs) and Closed-End Funds (CEFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs, ETFs, CEFs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs, ETFs and CEFs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission (SEC). The plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2019, the investment manager considers it likely that a significant portion of the dividends will be reclassified to distributions from return of capital upon the final determination of the Fund’s taxable net income after December 31, 2019, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

for all open tax years and has concluded that as of June 30, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily managed assets of the Fund. For the six months ended June 30, 2019, the Fund incurred $112,221 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,422 for the six months ended June 30, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2019, totaled $146,555,802 and $160,125,900, respectively.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2019 and the effect of derivatives held during the six months ended June 30, 2019, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded[a]	—	$—	Written option contracts	$1,552,280

[a]	Not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]—Exchange-Traded	Net Realized and Unrealized Gain (Loss)	$(20,052)	$—
Written Option Contracts—Exchange-Traded	Net Realized and Unrealized Gain (Loss)	$(12,806,688)	$1,551,688

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the volume of the Fund’s option contracts activity for the six months ended June 30, 2019:

Written Option Contracts
Average Notional Amount[a]	$155,473,952

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of June 30, 2019, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$254,187,841

Gross unrealized appreciation on investments	$41,078,510
Gross unrealized depreciation on investments	(4,852,528)

Net unrealized appreciation (depreciation) on investments	$36,225,982

The Fund incurred short-term capital losses of $2,589,209 and long-term capital losses of $1,804,027 that it has elected to defer until the following year.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2019 and the year ended December 31, 2018, the Fund did not issue shares of common stock for the reinvestment of dividends.

The Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2019, through the fiscal year ended December 31, 2019.

During the six months ended June 30, 2019 and the year ended December 31, 2018, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund entered into a $70,000,000 secured, committed revolving credit agreement (credit agreement) with State Street Bank and Trust Company (State Street). The credit agreement has a 360 day rolling term that resets daily. The Fund pays a monthly financing charge which is calculated based on a LIBOR based or Federal Funds based rate. The Fund also pays a 0.15% per annum fee based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of June 30, 2019 the Fund had outstanding borrowings of $68,300,000 at a current rate of 3.2%. During the six months ended June 30, 2019, the Fund borrowed an average daily balance of $68,300,000 at a weighted average borrowing cost of 3.2%.

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: The Fund may invest significantly in companies engaged in the real estate industry and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics,

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

On March 29, 2017, the United Kingdom (UK) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

Note 11. Proposed Reorganization

On June 11, 2019, the Board of Directors of the Fund and Cohen & Steers Infrastructure Fund, Inc. (UTF) approved the reorganization of the Fund with and into UTF, pursuant to which UTF would continue as the surviving fund (the Reorganization). The Fund’s shareholders will be asked to vote on the Reorganization at a special meeting expected to be held on November 15, 2019. The Reorganization, if approved, is expected to occur in the fourth quarter of 2019, subject to the required approval of shareholders of the Fund. More information will be contained in the proxy materials to be filed with the SEC and mailed to the Fund’s shareholders.

Note 12. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Global Income Builder, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2019. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Daphne L. Richards. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	20,445,852	1,020,628
Gerald J. Maginnis. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	20,191,586	1,274,894
Joseph M. Harvey. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	20,472,831	993,649

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2019) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (7/27/07)	One Year	Five Years	Ten Years	Since Inception (7/27/07)
4.79%	3.61%	9.96%	4.91%	2.94%	2.54%	10.55%	3.92%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2019 and at meetings of the full Board of Directors held in person on March 19, 2019 and June 11, 2019. At the meeting of the full Board of Directors on June 11, 2019, the Management Agreements were unanimously continued for a term ending June 30, 2020 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and the sub-investment advisors (the Subadvisors), provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Manager, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager,

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a relevant blended benchmark. The Board of Directors considered that the Fund outperformed the Peer Funds’ medians for the one-, three-, five- and ten-year periods ended March 31, 2019, ranking second out of four peers, second out of four peers, second out of four peers and first out of four peers, respectively. The Board of Directors also considered that the Fund underperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2019, and outperformed its blended benchmark for the ten-year period ended March 31, 2019. The Board of Directors noted that the Fund underperformed the relevant benchmark for the one-, three-, five- and ten-year periods ended March 31, 2019. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s and the Subadvisors’ performance in managing other global funds. The Board of Directors determined that the Fund’s performance, in light of all the considerations noted above, supported the continuation of the Management Agreements, but determined to continue to closely monitor the Fund’s performance and requested that the Investment Manager provide detailed quarterly updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund, as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors also considered the Fund’s actual management fee and total expense ratios including and excluding investment-related expenses at common asset levels compared to the Peer Funds’ medians, noting that the Fund’s expenses were the highest in the group in all three expense categories. As the Fund is the only leveraged Fund in the peer group, comparisons of the actual management fee and total expense ratios at managed asset levels were determined to be not relevant. The Board of Directors noted that as the only leveraged fund of the Peer Funds, the Fund will not fare as well in the expense comparison at common asset levels, as a greater amount of leverage will result in higher common asset expense levels. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. Since the Subadvisors are paid by the Investment Manager (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Manager, the Board of Directors considered the profitability of the Investment Manager as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreements to those under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, including additional information about the ranges of such fees provided in response to a supplemental request for information, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Yigal D. Jhirad

Vice President

Christopher Rhine

Vice President

William F. Scapell

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    INB

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Global Income

Builder

Semiannual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call 866-227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

INBSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2018.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2018.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c)

Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the registrant’s Managed Distribution Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date:	September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Financial Officer
(Chief Financial Officer)

Date:	September 5, 2019